Memorandum of Understanding

谅解备忘录

This Memorandum of Understanding dated as of August 30, 2017 ("Memorandum of Understanding") is between Wizard World China, LLC, a Delaware Limited Liability Company located at 662 North Sepulveda Boulevard, Los Angeles California ("Wizard"); CN Live USA Culture Co a California Limited Liability Company located at 103 S Treanor Ave, Glendora, CA 91741 ("CNL"), which is 100% owned by Beijing CNLive Culture Media Inc.; and YMK a LLC in formation between Vincent Yen ("Yen") John D. Maatta ("Maatta") and Paul Kessler ("Kessler"), (collectively, Wizard, CNL and YMK (the "Parties"). The Parties intend to mutually agree upon and execute a long-form Agreement (the "Agreement") covering the subject matter of this Memorandum of Understanding. However, until such time that such long form agreement is entered into by the parties, this Memorandum of Understanding will be legally binding and of full force and effect.

本谅解备忘录（“谅解备忘录”）在 2017 年 8 月 30 日，由位于洛杉矶加利福尼亚州北部 Sepulveda 大道 662 号特拉华州的 Wizard World 公司、位于加利福尼亚州 Glendora 103 S Treanor 大道 91741 的视讯中国美国文化传媒有限公司（CNLive，由北京中投视讯文化传媒有限公司（CNL）100%拥有的加利福尼亚州有限责任公司）；和 YMK 有限责任公司（“Yen”）（统称为 Wizard，CNL 和 Yen（“三方”）签署。三方拟同意并执行长期协议（“协议”）涵盖本谅解备忘录的主题，在三方订立长期协议前，本谅解备忘录将具有法律约束力且具有全部效力。

1. **Scope**.

1. 范围。

Wizard	Wizard's parent entity owns, operates, and programs live events in the United States and is a position to produce and acquire English language programming for distribution in the territory of China. Wizard 拥有、经营和编排在美国的现场活动，同时制作和获取可以在中国境内发行的英语节目。

CNL	CNL wishes to enter into this Agreement to distribute an English-language channel (the "Service") as part of its multichannel video programming platform. The CNL Service is currently comprised of a number of Mandarin-language channels (the "CNL Service") on a free, non-subscription basis to viewers within the Territory. CNL 希望订立本协议，作为其多渠道视频节目平台的一部分，发行英语频道（"服务"）。CNL 服务目前由免费、非订阅的部分普通话频道（"CNL 服务"）组成，供中国境内的观众观看。
YMK	YMK wishes to facilitate the relationship between Wizard and CNL and provide certain additional services (as further discussed below). YMK 希望促进 Wizard 和 CNL 之间的关系，并提供某些附加服务（如下文进一步讨论）。
Condition Precedent 先决条件	Wizard's ability to enter into the Agreement is conditioned upon its ability to acquire all necessary rights from the underlying rights-holders of the programming comprising the channel that it will program. Wizard 需先从包含其将编排频道的节目的基本权利持有人那里获得所有必要的权利，方有能力签署协议。

2. **Grant of Rights.**
2. 权利许可。

Grant 授权	Wizard grants to CNL the limited right and obligation to transmit, distribute and exhibit the Service solely in the Territory, via the Distribution Method, to Permitted Devices.

	Wizard 向 CNL 授予有限的权利和义务，仅通过特定分发方式将该服务在中国领土内传输，分发和展示给允许的设备。
Territory 区域	People's Republic of China ("<u>PRC</u>") including Macau, Taiwan and Hong Kong. 中华人民共和国（包括香港、澳门、台湾）。
Distribution Method 分发方式	Free, non-subscription, 24/7 live linear basis. 免费，非订阅，7 天 24 小时不间断直播。
Permitted Devices 允许的设备	Internet-enabled mobile, TV、projectors, and computer devices. 支持互联网的移动、电视机、投影仪、计算机等设备。
排他性/拒绝权	The Service will be a non-exclusive English-language offering made available as part of the CNL Service. 该服务为非排他性英语节目，将作为 CNL 服务的一部分。
Reservation of Rights 权利的保留	Wizard reserves all rights not expressly granted to CNL or YMK. Wizard 保留未明确授予 CNL 或 YMK 的所有权利。

3. **<u>Fees</u>.**

3. 费用

Service Fee 服务费	The Service shall be provided to CNL at no cost, provided that CNL shall be responsible for all costs related to clearance of the programs for distribution in the Territory, and Wizard shall be able to recoup all Production Costs (as further discussed below). 该服务将免费提供给 CNL，前提是 CNL 承担在授权区域内所有发行费用，且 Wizard 能够收回所有生产成本（下文进一步讨论）。

4. **<u>Term</u>.**

4. 期限

Initial Term 初始期限	Five (5) years. commencing thirty (30) days following notice by Wizard that it is prepared to proceed with programming the Service. 自 Wizard 通知其已准备好开始节目编排服务后三十（30）日起，五（5）年。
Renewal 续约	Wizard or CNL shall have the option to renew the Agreement for up to five (5) successive one (1) year periods by providing notice to CNL no later than July 1 of the then-current Term. Wizard 或 CNL 可在不晚于合作期最后一年 7 月 1 日之前向 CNL 发出通知，将协议续期延续最多五（5）+（1）年。

5. **<u>Service Coverage.</u>**

Minimum Reach 最低覆盖	The Service will be distributed to a minimum of ninety percent (90%) of viewers capable of receiving the CNL Service (currently one hundred (100) million viewers in the Territory), but in no event will the Service be accessible to less than ninety (90) million viewers. 该服务将分发至少 CNL 目前观众人群（一百万）中的百分之九十（90%）的观众，但在任何情况下，该服务不得超过 9000 万观众。

6. **<u>Commercial Inventory.</u>**

6. 商业库存。

Advertising Units 广告单元	Subject to applicable advertising laws and regulations in the Territory. Wizard shall have sole discretion to determine the program formatting and the amount of advertising and promotional

	inventory made available in connection with the Service, and shall retain the exclusive right to sell (or license others to sell) one hundred percent (100%) of the available advertising inventory on the Service ("Advertising Units"). 根据运营区域适用的广告法律法规，Wizard 将自行酌情决定与本服务有关的节目格式和广告单元和促销广告的数量，并保留 100%销售（或授权他人经营）现有广告单元库存的全部权利。 All sales of Advertising Units will be on terms and conditions determined by Wizard in its sole discretion, subject to applicable governmental policies or regulations in the Territory. 广告的所有销售将由 Wizard 全权决定，但适用于运营区域内的政策或法规。
Designated Ad Rep Firm 指定广告代理公司	Wizard intends to engage a third-party representative ("Designated Ad Rep") for the sale of Advertising Units (the designation of the Designated Ad Rep to be at Wizard's sole discretion, after consultation with and taking into account the opinions of the other parties. Wizard 打算聘请第三方代表（"指定广告代理人"）出售广告单元（指定广告代表由 Wizard 咨询并考虑其他方的意见后自行决定）。
Revenue Split 收入分割	The Parties will share proceeds from CNL's distribution of the Service as follows: "Gross Advertising Proceeds" means 100% of the amounts earned and received from the sale of Advertising Units on the Service. "Allowable Costs" means: (i) agency fees (of up to 15% of Gross Advertising Proceeds) actually paid or allowed to advertising and/or media buying agencies purchasing the Advertising Units

	(the "Agency Fees"), (ii) Designated Ad Rep fees (of up to 12% of Gross Advertising Proceeds) ("Ad Rep Fees"), and (iii) fixed production and viewer acquisition costs (the "Production Costs") to be mutually agreed-upon by Wizard and CNL in advance. "Net Advertising Proceeds" means the Gross Advertising Proceeds minus the Allowable Costs. Net Advertising Proceeds will be divided as follows: (1) YMK - 20% (2) CNL - 40% (3) Wizard - 40% 三方将分享 CNL 分销服务的收益如下： "广告收入总额"是指从销售广告位获得总金额的 100%。 "允许成本"是指：（i）实际支付或允许购买广告位的广告和/或媒体采购机构（"代理费"）的代理费（占广告总收入的 15%），（ii）指定 广告费用（广告收入总额的 12%）（"广告费用"），以及（iii）由 Wizard 和 CN 事先共同商定的固定生产和观众获取成本（"生产成本"）。 "净广告收入"指总广告收入减去允许成本。 净广告收入按以下比例分配： （1）YMK - 20% （2）CNL - 40% （3）Wizard - 40%

Payment/YMK Obligations 付款/ YMK 义务	One hundred percent (100%) of the Gross Advertising Proceeds will be collected by the Designated Ad Rep, who will, within ten (10) days of the end of each calendar quarter, remit the Gross Advertising Proceeds less only Agency Fees and Ad Rep Fees, to YMK. YMK will then: (1) remit to Wizard the Production Costs, and (2) calculate the Net Advertising Proceeds and remit to Wizard and CNL their applicable share, if any, of the Net Advertising Proceeds, both within ten (10) days of receiving funds from the Designated Ad Rep. 总广告收入的百分之百（100%）将由指定的广告代理人收集，指定广告代表将在每个日历季结束后的十（10）天内，将扣除代理费用和广告代码费用后的广告收入支付 YMK。然后，YMK 将：（1）支付 Wizard 生产成本，（2）计算净广告收入，并向“Wizard”和“CNL”支付其广告收入的适用份额（如有）。 Each party shall bear and pay all applicable taxes related to its share of Net Advertising Proceeds. 各方应承担并支付与其净广告收入份额相关的所有适用税款。 The Designated Ad Rep shall be responsible for all other "back-end" functions related to the sale of Advertising Units, including ad trafficking, billing and collections. 指定的广告代表应负责与广告单元销售相关的所有其他后台功能，包括广告投放，帐单和收款。 YMK shall be responsible for developing the relationship among the parties, translating and interpreting communications among the parties, reporting any issues arising out of the cooperation to the other Parties, managing and coordinating with the Designated Ad Rep , and supervising its compliance work and other duties as agreed by the Parties. YMK 负责发展三方之间的关系，翻译和解释三方之间的沟通，向合作伙伴提出任何与其他缔约方合作的问题，管理和协调指定的广告代理人，并监督合规工作和其他职责经缔约方同意。

Reports 报告	Within ten (10) days after the conclusion of each calendar quarter during the Term, YMK will furnish to CNL and Wizard a statement of account listing the Gross Advertising Proceeds earned during the applicable period and showing the calculation of Net Advertising Proceeds. 在期限内的每个日历季度结束后的十（10）天内，YMK 将向 CNL 和 Wizard 提供一份账户清单，列出在适用期间赚取的广告总收入，并显示净广告收入的计算。 Each such statement of account will identify in reasonable detail the share of the Net Advertising Proceeds due to CNL, Wizard and YMK. 每份账户报表都会合理地确定属于于 CNL，Wizard 和 YMK 的净广告收入的份额。

Audit Rights 审计权	All Parties will keep and maintain accurate records of the transactions relating to the Advertising Units and Net Advertising Proceeds, and each Party will have the right to audit and make copies of such books and records of the other Parties. 所有缔约方将保留并保持与广告和净广告收入有关的交易的准确记录，每个缔约方将有权对其他缔约方的此类图书和记录进行审核和复制。 Such audits will take place upon not less than thirty (30) days' prior written notice during regular office hours and not more than once per calendar year. 此类审核将在正常办公时间内不少于三十（30）天的书面通知进行，每个日历年度不得超过一次。 Such audits will be at the sole expense of the Party requesting the audit; provided, however that if such audit discloses a deficiency of five percent (5%) or more of the amount due to the Party requesting the audit for the period under audit, the audited Party will pay, in addition to the deficiency, the reasonable cost for such audit. 审计费用将由提出审计一方承担： 但如果审计显示了被审计方在审计期内应缴纳 5%（5%）以上欠款，被审计方除了补足欠款还需支付合理的审计费用。
Regulatory Compliance 守法规约	The Designated Ad Rep. YMK and CNL shall be responsible for ensuring that all Advertising Units included as part of the Service comply with all applicable laws and regulations. 在 Wizard 决定并遵守本服务第一项内容后，在国务院（"SAFRT"）和所有其他相关中国政府部门授予有关本服务内容的适用许可之后一（1）个月内。

7. **<u>Launch of the Service by CNL.</u>**

7. **CNL服务上线**

Launch Date 上线日期	Within one (1) month after Wizard decides on and complies the first content for distribution on the Service, and after the State Administration ("SAFRT") and all other relevant PRC governmental authorities grant applicable permits regarding the content of the Service. 在 Wizard 决定并遵守本服务第一项内容后，在国务院（"SAFRT"）和所有其他相关中国政府部门授予有关本服务内容的适用许可之后一（1）个月内。

8. **<u>The Service.</u>**

8. **服务**

Service Description 服务说明	English-language entertainment news, gaming, sports and general entertainment programming. Wizard will provide a minimum number of hours of content for the Service as agreed to by the Parties. Wizard will be responsible for providing content for which it has copyright authority to distribute such programming. 英语娱乐新闻和一般娱乐节目。 Wizard 将根据三方同意为服务提供最低节目时数的内容。 Wizard 将负责提供具有版权权限的内容来分发此类节目。
Branding 品牌	The name and branding of the Service, including any and all marks to be used in connection therewith, shall be at the sole direction of Wizard, and the name shall belong to Wizard. The name and branding of CNL, including "CN Live" and any and all marks of CNL to be used in connection therewith, shall be at

	the sole direction of CNL and shall belong to CNL. 该服务的名称和品牌，包括与之相关的任何和所有商标，应由 Wizard 单独确定，品牌名属于 Wizard。 CNL 的名称和品牌，包括“CN Live”以及与 CNL 有关的 CNL 的任何和所有标记，应由 CNL 单独确定，品牌名属于 CNL。
Delivery 交付	Wizard will deliver the Service to CNL in a manner to be determined by Wizard. on a mutually agreed upon timeline that provides CNL with the necessary lead time to obtain all necessary clearances/consents. Wizard 将以“Wizard”的方式向“CNL”提供服务，并以三方同意的时间表为 CNL 提供必要的交付时间，以获得所有必要的许可/同意。 Inadvance of delivery of the Service, Wizard will supply a schedule of programming to be included on the relevant Service feed. 在提供服务之前，Wizard 将提供节目编排进度表， 包括在相关的服务订阅中。

9. <u>**CNL Obligations.**</u>
9. CNL义务

Broadcast Standards and Practices 广播标准与实践	Prior to exhibition, CNL will review all content that will comprise the Service to ensure compliance with CNL's then-current broadcast standards and practices ("<u>BS&P</u>"). 在播出之前，CNL 将审查将包含服务的所有内容，以确保符合 CNL 当前的广播标准与法规（“BS&P”）。
PRC	With respect to the Service and all content comprising the Service,

Governmental Approval and Regulations 中华人民共和国政府批准和规定	CNL shall be responsible for obtaining and maintaining throughout the Term all applicable PRC government permits and approvals and for ensuring that all content on the Service complies with all applicable laws and regulations, including, without limitation, the rules and regulations promulgated by the State Administration of Print, Publishing, Radio, Film, and Television and all other relevant PRC governmental authorities (collectively, "<u>PRC Regulations</u>"). 关于服务和包括服务的所有内容，CNL 将负责在整个期限内获得和维护所有适用的中国政府许可和批准，并确保服务中的所有内容符合所有适用的法律和法规，包括没有印刷，出版，广播，电影，电视等所有相关中国政府部门（统称为“中华人民共和国条例”）颁布的规章制度。 作为上述内容的一部分，CNL 将促进与中国有关政府机构的持续沟通，包括与政府的所有应用有关的内容以及与本服务有关的内容。 与广电总局批准相关的支出，应由广电总局正式提出，由缔约方进一步理解和讨论。如果这些费用是合理的且能提供正式发票，且根据相关法律应由三方承担，Wizard 和 YMK 将同意将 CNL 作为生产成本的一部分进行报销。
Rights Compliance 权利合规	CNL shall provide the Service and use the programming provided by Wizard within the Scope under this agreement by Wizard. CNL shall stop the broadcasting of and delete and remove any relevant content from its platforms upon receipt of any notice from Wizard in a timely manner (in any event within 48 hours after receipt of such notice). 在本协议范围内由 Wizard 提供与编排的节目，CNL 应在收到 Wizard 的任何通知后，及时（无论如何在收到此类通知后 48 小时内）停止广播和删除并删除相关内容。

10. <u>Program Approvals and Consultations</u>.

10. 节目审批与协商..

Good Faith Cooperation 诚信合作	The Parties will work in good faith to ensure content on the Service complies with CNL's BS&P and PRC Regulations. 三方将真诚努力地确保服务内容符合 CNL 的广播标准与法规和中国法规。
Rejection of Service Content 拒绝服务内容	CNL has full right to publish, review and withdraw all the content of the program and the advertisement. If the service does not comply (and cannot reasonably be edited to comply) with the BS&P and/or PRC Regulations. CNL shall have the absolute discretion to withdraw such content from the service without any responsibility. CNL 拥有所有内容、广告的发布审核和下线处理权，如有内容或广告不适合在 CNL 区域内播放的，CNL 可立即处理而不承担任何责任。
Wizard Withdrawal/ Replacement Service Content Wizard 退出/更换服务内容	To the extent a particular program provided as part of the Service does not comply (and cannot reasonably be edited to comply) with the BS&P and/or PRC Regulations. Wizard shall have the absolute discretion to withdraw such content from the Service and provide replacement programming. 如果作为服务一部分提供的特定计划不符合广播标准与法规和中国法规的（且不能合理编辑），Wizard 将有绝对酌情权从服务中撤回此类内容，并提供替换节目。

11. <u>Termination</u>.

11. 终止

Wizard/CNL Insolvency Wizard/ CNL 破产	Either Wizard or CNL may terminate the Agreement upon thirty (30) days' prior written notice in the event that the other party undergoes an insolvency event. as determined to be insolvency result by a Court of competent jurisdiction in a bankruptcy proceeding. Wizard 或 CNL 可以在另一方经历破产事件的三十（30）天前，通过书面通知解除协议，以破产程序中具有管辖权的法院裁决为准。
Wizard/CNL Breach Wizard/ CNL 违规	Either Wizard or CNL may terminate the Agreement upon thirty (30) days' prior written notice in the event of the other party's material breach of its obligations under the Agreement, provided that such breach is not cured within thirty (30) days. 如果对方严重违反本协议规定的义务，则 Wizard 或 CNL 可以在提前三十（30）天以书面通知中终止协议，前提是该违约行为在三十（30）天内未解决。
YMK Breach YMK 违约	Wizard may terminate the Agreement (solely with respect to YMK) upon thirty (30) days' prior written notice in the event of YMK's material breach of its obligations under the Agreement, provided that such breach is not cured within thirty (30) days. 如果 YMK 严重违反本协议规定的义务，Wizard 可以在提前三十（30）天的书面通知终止协议（仅针对 YMK），前提是该违约行为在三十（30）天内未解决。 In the event of termination with respect to YMK, Wizard may (at its sole discretion) assume for itself YMK's obligations or designate a third-party to take over such functions. 在 YMK 终止的情况下，Wizard 可以自行承担 YMK 的义务或者指定第三方接管这些功能。

Change in Laws 法律变更	Wizard may terminate the Agreement upon thirty (30) days' prior written notice to CNL if any regulation or rule or any other action by PRC governmental authorities, or any action on the part of any provincial government reduces, impairs or otherwise limits (including limitation with respect to the categories of permitted advertising) the amount of Advertising Units that can be included on the Service. 如果中华人民共和国政府当局有任何法规或规则或任何其他行为，或任何省级政府的任何行为减少，损害或限制（包括限制），Wizard 可以在三十（30）天前向 CNL 发出书面通知，Wizard 可以终止本协议 关于允许的广告的类别）可以包括在服务中的广告单元的数量。 CNL may terminate the Agreement upon thirty (30) days prior written notice to CNL if any regulation or rule or any other action by the U.S. governmental authorities or any action on the part of any U.S. governmental authorities reduces, impairs or otherwise limits the amount of programming that can be provided for the Service. CNL 可以在三十（30）天前向 CNL 发出书面通知终止协议，如果美国政府当局的任何规则或规则或任何其他行动或任何美国政府当局的任何行动减少，损害或以其他方式限制可以为服务提供的节目。
Wizard Loss of Rights **Wizard** 权利的废除	Wizard may terminate the Agreement upon ninety (90) days' prior written notice to CNL in the event that Wizard: (i) ceases to possess substantially all of the rights necessary to perform its obligations under the Agreement; (ii) ceases to offer the content provided as part of the Service for international (non-United States) distribution; or (iii) ceases to operate program service (or a program service substantially similar to the Service).

	如果 Wizard 可以在 90 天前向 CNL 发出书面通知，Wizard 可以终止协议： （i）不再具有履行协议义务所需的实质性全部权利; （ii）不再提供作为国际（非美国）分发服务一部分提供的内容; （iii）停止运营节目服务（或与服务基本相似的节目服务）。
CNL Loss of Rights CNL 权利的废除	CNL may terminate the Agreement upon ninety (90) days' prior written notice to Wizard, in the event that CNL's license to operate the Service or CNL Service is revoked, rescinded, surrendered or otherwise lost (for any reason). 若 CNL 执行服务或 CNL 服务的许可证被撤销，撤销，移交或以其他方式丢失（由于任何原因），CNL 可以事先向 Wizard 书面通知九十（90）天终止本协议。

12. <u>Miscellaneous</u>.

12. 其它

Errors and Omissions Insurance 错误和遗漏保险	During the Term, each Party will obtain and maintain, at its own expense, errors and omissions insurance of an amount to be agreed upon between the Parties. 期限内，各方将自费购买各方的错误和遗漏保险，金额由三方协商确定。
Compliance with Laws 遵守法律	The Parties agree to comply with all applicable laws and regulations. 各方同意遵守所有适用的法律法规。
Dispute Resolution 争议解决	In the event of a dispute concerning the subject matter of the Agreement, the parties agree that dispute shall be settled by binding arbitration made by three arbitrators appointed under the *Rules of Arbitration of the International Chamber of Commerce*

	(ICC Rules). The place of arbitration is Beijing. This Agreement is written in both English and Chinese and in the event of a dispute, the English language version will prevail. 如果有关于协议主题的争议，应根据《国际商会仲裁规则》（“国际商会规则”）由根据国际商会规则指定的三名仲裁员最终通过有约束力的仲裁解决。仲裁地为北京。本协议有中文和英文版本，如发生争议，以英文版本为准。

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Please sign below to indicate your acknowledgement that the foregoing terms accurately summarize the matters discussed between the Parties.

请在下方签字表示您确认上述条款准确地概述了双方之间讨论的事项。

WIZARD World China, LLC.	**CNLIVE USA CULTURE CO.,LTD.**	YMK, LLC * (in formation)
By: [signature]	By: ______________	By: [signature]
Its: CEO	Its: Miao Balin	Its: ______________
Date: Sept 5, 2017	Date: 06/09/2017	Date: Sept 5, 2017